EXHIBIT 1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment ___)*

Dell Technologies Inc.

(Name of Issuer)

Class V Common Stock, par value $0.01 per share

(Title of Class of Securities)

24703L103

(CUSIP Number)

Andrew Langham

Icahn Capital LP

767 Fifth Avenue, 47th Floor

New York, New York 10153

(212) 702-4300

(Name, Address and Telephone Number of Person Authorized to

Receive Notices and Communications)

October 2, 2018

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box ☐.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

CUSIP No. 24703L103

1	NAME OF REPORTING PERSON

High River Limited Partnership

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) ☐

(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

WC

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7	SOLE VOTING POWER

3,307,701 (includes Shares underlying forward contracts. See Item 5)

8	SHARED VOTING POWER

0

9	SOLE DISPOSITIVE POWER

3,307,701 (includes Shares underlying forward contracts. See Item 5)

10	SHARED DISPOSITIVE POWER

0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

3,307,701 (includes Shares underlying forward contracts. See Item 5)

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

1.7%

14	TYPE OF REPORTING PERSON

PN

SCHEDULE 13D

CUSIP No. 24703L103

1	NAME OF REPORTING PERSON

Hopper Investments LLC

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) ☐

(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7	SOLE VOTING POWER

0

8	SHARED VOTING POWER

3,307,701 (includes Shares underlying forward contracts. See Item 5)

9	SOLE DISPOSITIVE POWER

0

10	SHARED DISPOSITIVE POWER

3,307,701 (includes Shares underlying forward contracts. See Item 5)

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

3,307,701 (includes Shares underlying forward contracts. See Item 5)

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

1.7%

14	TYPE OF REPORTING PERSON

OO

SCHEDULE 13D

CUSIP No. 24703L103

1	NAME OF REPORTING PERSON

Barberry Corp.

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) ☐

(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7	SOLE VOTING POWER

0

8	SHARED VOTING POWER

3,307,701 (includes Shares underlying forward contracts. See Item 5)

9	SOLE DISPOSITIVE POWER

0

10	SHARED DISPOSITIVE POWER

3,307,701 (includes Shares underlying forward contracts. See Item 5)

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

3,307,701 (includes Shares underlying forward contracts. See Item 5)

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

1.7%

14	TYPE OF REPORTING PERSON

CO

SCHEDULE 13D

CUSIP No. 24703L103

1	NAME OF REPORTING PERSON

Icahn Partners Master Fund LP

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) ☐

(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

WC

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7	SOLE VOTING POWER

5,485,737 (includes Shares underlying forward contracts. See Item 5)

8	SHARED VOTING POWER

0

9	SOLE DISPOSITIVE POWER

5,485,737 (includes Shares underlying forward contracts. See Item 5)

10	SHARED DISPOSITIVE POWER

0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

5,485,737 (includes Shares underlying forward contracts. See Item 5)

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

2.8%

14	TYPE OF REPORTING PERSON

PN

SCHEDULE 13D

CUSIP No. 24703L103

1	NAME OF REPORTING PERSON

Icahn Offshore LP

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) ☐

(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7	SOLE VOTING POWER

0

8	SHARED VOTING POWER

5,485,737 (includes Shares underlying forward contracts. See Item 5)

9	SOLE DISPOSITIVE POWER

0

10	SHARED DISPOSITIVE POWER

5,485,737 (includes Shares underlying forward contracts. See Item 5)

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

5,485,737 (includes Shares underlying forward contracts. See Item 5)

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

2.8%

14	TYPE OF REPORTING PERSON

PN

SCHEDULE 13D

CUSIP No. 24703L103

1	NAME OF REPORTING PERSON

Icahn Partners LP

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) ☐

(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

WC

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7	SOLE VOTING POWER

7,745,054 (includes Shares underlying forward contracts. See Item 5)

8	SHARED VOTING POWER

0

9	SOLE DISPOSITIVE POWER

7,745,054 (includes Shares underlying forward contracts. See Item 5)

10	SHARED DISPOSITIVE POWER

0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

7,745,054 (includes Shares underlying forward contracts. See Item 5)

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

3.9%

14	TYPE OF REPORTING PERSON

PN

SCHEDULE 13D

CUSIP No. 24703L103

1	NAME OF REPORTING PERSON

Icahn Onshore LP

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) ☐

(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7	SOLE VOTING POWER

0

8	SHARED VOTING POWER

7,745,054 (includes Shares underlying forward contracts. See Item 5)

9	SOLE DISPOSITIVE POWER

0

10	SHARED DISPOSITIVE POWER

7,745,054 (includes Shares underlying forward contracts. See Item 5)

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

7,745,054 (includes Shares underlying forward contracts. See Item 5)

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

3.9%

14	TYPE OF REPORTING PERSON

PN

SCHEDULE 13D

CUSIP No. 24703L103

1	NAME OF REPORTING PERSON

Icahn Capital LP

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) ☐

(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7	SOLE VOTING POWER

0

8	SHARED VOTING POWER

13,230,791 (includes Shares underlying forward contracts. See Item 5)

9	SOLE DISPOSITIVE POWER

0

10	SHARED DISPOSITIVE POWER

13,230,791 (includes Shares underlying forward contracts. See Item 5)

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

13,230,791 (includes Shares underlying forward contracts. See Item 5)

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

6.6%

14	TYPE OF REPORTING PERSON

PN

SCHEDULE 13D

CUSIP No. 24703L103

1	NAME OF REPORTING PERSON

IPH GP LLC

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) ☐

(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7	SOLE VOTING POWER

0

8	SHARED VOTING POWER

13,230,791 (includes Shares underlying forward contracts. See Item 5)

9	SOLE DISPOSITIVE POWER

0

10	SHARED DISPOSITIVE POWER

13,230,791 (includes Shares underlying forward contracts. See Item 5)

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

13,230,791 (includes Shares underlying forward contracts. See Item 5)

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

6.6%

14	TYPE OF REPORTING PERSON

OO

SCHEDULE 13D

CUSIP No. 24703L103

1	NAME OF REPORTING PERSON

Icahn Enterprises Holdings L.P.

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) ☐

(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7	SOLE VOTING POWER

0

8	SHARED VOTING POWER

13,230,791 (includes Shares underlying forward contracts. See Item 5)

9	SOLE DISPOSITIVE POWER

0

10	SHARED DISPOSITIVE POWER

13,230,791 (includes Shares underlying forward contracts. See Item 5)

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

13,230,791 (includes Shares underlying forward contracts. See Item 5)

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

6.6%

14	TYPE OF REPORTING PERSON

PN

SCHEDULE 13D

CUSIP No. 24703L103

1	NAME OF REPORTING PERSON

Icahn Enterprises G.P. Inc.

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) ☐

(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7	SOLE VOTING POWER

0

8	SHARED VOTING POWER

13,230,791 (includes Shares underlying forward contracts. See Item 5)

9	SOLE DISPOSITIVE POWER

0

10	SHARED DISPOSITIVE POWER

13,230,791 (includes Shares underlying forward contracts. See Item 5)

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

13,230,791 (includes Shares underlying forward contracts. See Item 5)

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

6.6%

14	TYPE OF REPORTING PERSON

CO

SCHEDULE 13D

CUSIP No. 24703L103

1	NAME OF REPORTING PERSON

Beckton Corp.

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) ☐

(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7	SOLE VOTING POWER

0

8	SHARED VOTING POWER

13,230,791 (includes Shares underlying forward contracts. See Item 5)

9	SOLE DISPOSITIVE POWER

0

10	SHARED DISPOSITIVE POWER

13,230,791 (includes Shares underlying forward contracts. See Item 5)

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

13,230,791 (includes Shares underlying forward contracts. See Item 5)

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

6.6%

14	TYPE OF REPORTING PERSON

CO

SCHEDULE 13D

CUSIP No. 24703L103

1	NAME OF REPORTING PERSON

Carl C. Icahn

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

(a) ☐

(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

United States of America

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7	SOLE VOTING POWER

0

8	SHARED VOTING POWER

16,538,492 (includes Shares underlying forward contracts. See Item 5)

9	SOLE DISPOSITIVE POWER

0

10	SHARED DISPOSITIVE POWER

16,538,492 (includes Shares underlying forward contracts. See Item 5)

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

16,538,492 (includes Shares underlying forward contracts. See Item 5)

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

8.3%

14	TYPE OF REPORTING PERSON

IN

SCHEDULE 13D

Item 1. Security and Issuer

This statement relates to the shares of Class V Common Stock, par value $0.01 per share ("Shares"), issued by Dell Technologies Inc. (the "Issuer"). The address of the principal executive offices of the Issuer is One Dell Way, Round Rock, Texas 78682.

Item 2. Identity and Background

The persons filing this statement are High River Limited Partnership ("High River"), Hopper Investments LLC ("Hopper"), Barberry Corp. ("Barberry"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Offshore LP ("Icahn Offshore"), Icahn Partners LP ("Icahn Partners"), Icahn Onshore LP ("Icahn Onshore"), Icahn Capital LP ("Icahn Capital"), IPH GP LLC ("IPH"), Icahn Enterprises Holdings L.P. ("Icahn Enterprises Holdings"), Icahn Enterprises G.P. Inc. ("Icahn Enterprises GP"), Beckton Corp. ("Beckton"), and Carl C. Icahn, a citizen of the United States of America (collectively, the "Reporting Persons").

The principal business address of each of (i) High River, Hopper, Barberry, Icahn Master, Icahn Offshore, Icahn Partners, Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601, and (ii) Mr. Icahn is c/o Icahn Associates Holding LLC, 767 Fifth Avenue, 47th Floor, New York, NY 10153.

Barberry is the sole member of Hopper, which is the general partner of High River. Icahn Offshore is the general partner of Icahn Master. Icahn Onshore is the general partner of Icahn Partners. Icahn Capital is the general partner of each of Icahn Offshore and Icahn Onshore. Icahn Enterprises Holdings is the sole member of IPH, which is the general partner of Icahn Capital. Beckton is the sole stockholder of Icahn Enterprises GP, which is the general partner of Icahn Enterprises Holdings. Carl C. Icahn is the sole stockholder of each of Barberry and Beckton. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Reporting Persons. In addition, Mr. Icahn is the indirect holder of approximately 91.3% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises L.P. ("Icahn Enterprises"). Icahn Enterprises GP is the general partner of Icahn Enterprises, which is the sole limited partner of Icahn Enterprises Holdings.

Each of High River and Barberry is primarily engaged in the business of investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River. Each of Icahn Master and Icahn Partners is primarily engaged in the business of investing in securities. Icahn Offshore is primarily engaged in the business of serving as the general partner of Icahn Master. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Offshore and Icahn Onshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Enterprises Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises and Icahn Enterprises Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP.

Carl C. Icahn's present principal occupation or employment is serving as (i) Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises, through which Mr. Icahn manages various private investment funds, including Icahn Partners and Icahn Master, (ii) Chairman of the Board of Icahn Enterprises GP, the general partner of Icahn Enterprises, a Nasdaq listed diversified holding company engaged in a variety of businesses, including investment management, automotive, energy, mining, railcar, food packaging, metals, real estate and home fashion, and (iii) Chairman of the Board and a director of Starfire Holding Corporation ("Starfire"), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board and a director of various of Starfire's subsidiaries.

The name, citizenship, present principal occupation or employment and business address of each director and executive officer of the Reporting Persons are set forth in Schedule A attached hereto.

None of the Reporting Persons nor any manager or executive officer of the Reporting Persons, has, during the past five years, (a) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (b) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting, or mandating activities subject to, Federal or State securities laws or a finding of any violation with respect to such laws.

Item 3. Source and Amount of Funds or Other Consideration

The Reporting Persons may be deemed to be the beneficial owner of, in the aggregate, 16,538,492 Shares (including Shares underlying forward contracts). Of such Shares, 9,179,472 Shares were purchased by the Reporting Persons collectively for an aggregate purchase price of approximately $817.0 million. The remaining 7,359,020 Shares may be deemed beneficially owned by the Reporting Persons as a result of their having entered into forward contracts (the "Forwards") with respect to such number of Shares at a forward price of $85.00 per Share, for an aggregate forward price of approximately $625.5 million, plus a financing charge. The forward price is subject to adjustment to account for any dividends or other distributions declared by the Issuer. In addition, the Reporting Persons paid the counterparty to the Forwards an aggregate amount of approximately $76.4 million upon entering into such Forwards.

The source of funding for the Shares held by the Reporting Persons (including Shares underlying forward contracts) was the general working capital of the respective purchasers. The Shares held by the Reporting Persons are held in margin accounts together with other securities. Such margin accounts may from time to time have debit balances. Part of the purchase price of such Shares was obtained through margin borrowing.

Item 4. Purpose of Transaction

The Reporting Persons acquired their positions in the Shares in the belief that the Shares were undervalued.

The Reporting Persons strongly oppose the proposed merger transaction pursuant to which the Issuer would acquire all of the Shares in exchange for consideration consisting of cash and newly issued Class C shares of the Issuer (the “Proposed Class V Merger”).  The Reporting Persons believe that the Proposed Class V Merger severely undervalues the Shares and intend to solicit proxies against the Proposed Class V Merger.  The Reporting Persons also intend to file a proxy statement in connection with the Issuer’s special meeting of stockholders, if and when it is scheduled.

On October 15, 2018, the Reporting Persons intend to issue an Open Letter to Stockholders of the Class V Shares that further explains their views concerning the Proposed Class V Merger.

The Reporting Persons intend to have discussions with other stockholders of the Issuer, as well as other interested parties and possibly representatives of the Issuer, as they continue to evaluate the situation.

The Reporting Persons are considering all their options and, while they have no present plan to do so, they reserve the right and are considering whether to propose other transactions that relate to or would result in one or more of the actions specified in clauses (a) through (j) of Item 4 of Schedule 13D.

The Reporting Persons may, from time to time and at any time: (i) acquire additional Shares and/or other equity, debt, notes, instruments or other securities of the Issuer and/or its affiliates (collectively, "Securities") in the open market or otherwise; (ii) dispose of any or all of their Securities in the open market or otherwise; or (iii) engage in any hedging or similar transactions with respect to the Securities.

Item 5. Interest in Securities of the Issuer

(a) The Reporting Persons may be deemed to beneficially own, in the aggregate, 16,538,492 Shares (including Shares underlying forward contracts), representing approximately 8.3% of the Issuer's outstanding Shares (based upon the 199,356,591 Shares stated to be outstanding as of September 5, 2018 by the Issuer in the Issuer's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 11, 2018).

(b) High River has sole voting power and sole dispositive power with regard to 3,307,701 Shares (including Shares underlying forward contracts). Each of Hopper, Barberry and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 5,485,737 Shares (including Shares underlying forward contracts). Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 7,745,054 Shares (including Shares underlying forward contracts). Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares.

Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River (as disclosed in Item 2), may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, the "Act") the Shares which High River directly beneficially owns. Each of Hopper, Barberry and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master (as disclosed in Item 2), may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the Shares which Icahn Master directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners (as disclosed in Item 2), may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the Shares which Icahn Partners directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes.

(c) The following table sets forth all transactions with respect to Shares effected during the past 60 days by any of the Reporting Persons. Except as otherwise noted below, all such transactions were purchases of Shares effected in the open market, and the table includes commissions paid in per Share prices.

Name of Reporting Person	Date of Transaction	Amount of Securities		Price Per Share
High River Limited Partnership	08/15/2018	460		94.00
High River Limited Partnership	09/07/2018	24,824		96.25
High River Limited Partnership	09/10/2018	66,051		96.67
High River Limited Partnership	09/10/2018	20,890		96.86
High River Limited Partnership	09/11/2018	40,567		96.66
High River Limited Partnership	09/12/2018	30,133		96.73
High River Limited Partnership	09/13/2018	47,346		97.24
High River Limited Partnership	09/14/2018	3,360		97.65
High River Limited Partnership	09/19/2018	28,351		95.36
High River Limited Partnership	09/20/2018	64,243		95.96
High River Limited Partnership	09/21/2018	134,443		96.03
High River Limited Partnership	09/24/2018	150,741		95.65
High River Limited Partnership	09/25/2018	58,296		96.73
High River Limited Partnership	09/26/2018	20,000		96.76
High River Limited Partnership	09/26/2018	50,000	(1)	11.55	(2)
High River Limited Partnership	09/27/2018	2,000		96.59
High River Limited Partnership	09/27/2018	67,452	(1)	11.97	(2)
High River Limited Partnership	09/28/2018	63,163	(1)	11.98	(2)
High River Limited Partnership	10/01/2018	7,000		97.50
High River Limited Partnership	10/01/2018	42,000	(1)	12.09	(2)
High River Limited Partnership	10/02/2018	248,191	(1)	11.88	(2)
High River Limited Partnership	10/03/2018	87,217	(1)	11.76	(2)
High River Limited Partnership	10/04/2018	136,157	(1)	11.43	(2)
High River Limited Partnership	10/05/2018	115,928	(1)	11.69	(2)
High River Limited Partnership	10/08/2018	131,497	(1)	10.79	(2)
High River Limited Partnership	10/09/2018	130,042	(1)	9.31	(2)
High River Limited Partnership	10/10/2018	167,631	(1)	7.87	(2)
High River Limited Partnership	10/11/2018	139,606	(1)	6.77	(2)
High River Limited Partnership	10/12/2018	66,000		93.47
High River Limited Partnership	10/12/2018	92,920	(1)	9.08	(2)

Icahn Partners LP	08/15/2018	1,078		94.00
Icahn Partners LP	09/07/2018	57,572		96.25
Icahn Partners LP	09/10/2018	154,711		96.67
Icahn Partners LP	09/10/2018	48,931		96.86
Icahn Partners LP	09/11/2018	95,019		96.66
Icahn Partners LP	09/12/2018	70,580		96.73
Icahn Partners LP	09/13/2018	110,899		97.24
Icahn Partners LP	09/14/2018	7,871		97.65
Icahn Partners LP	09/19/2018	66,408		95.36
Icahn Partners LP	09/20/2018	150,477		95.96

Icahn Partners LP	09/21/2018	314,908		96.03
Icahn Partners LP	09/24/2018	353,082		95.65
Icahn Partners LP	09/25/2018	136,548		96.73
Icahn Partners LP	09/26/2018	46,847		96.76
Icahn Partners LP	09/26/2018	117,116	(1)	11.55	(2)
Icahn Partners LP	09/27/2018	4,685		96.59
Icahn Partners LP	09/27/2018	157,995	(1)	11.97	(2)
Icahn Partners LP	09/28/2018	147,946	(1)	11.98	(2)
Icahn Partners LP	10/01/2018	14,734		97.50
Icahn Partners LP	10/01/2018	96,679	(1)	12.09	(2)
Icahn Partners LP	10/02/2018	581,130	(1)	11.88	(2)
Icahn Partners LP	10/03/2018	205,879	(1)	11.76	(2)
Icahn Partners LP	10/04/2018	318,807	(1)	11.43	(2)
Icahn Partners LP	10/05/2018	271,442	(1)	11.69	(2)
Icahn Partners LP	10/08/2018	308,052	(1)	10.79	(2)
Icahn Partners LP	10/09/2018	304,495	(1)	9.31	(2)
Icahn Partners LP	10/10/2018	392,513	(1)	7.87	(2)
Icahn Partners LP	10/11/2018	326,890	(1)	6.77	(2)
Icahn Partners LP	10/12/2018	154,541		93.47
Icahn Partners LP	10/12/2018	217,575	(1)	9.08	(2)

Icahn Partners Master Fund LP	08/15/2018	763		94.00
Icahn Partners Master Fund LP	09/07/2018	41,724		96.25
Icahn Partners Master Fund LP	09/10/2018	109,492		96.67
Icahn Partners Master Fund LP	09/10/2018	34,628		96.86
Icahn Partners Master Fund LP	09/11/2018	67,250		96.66
Icahn Partners Master Fund LP	09/12/2018	49,951		96.73
Icahn Partners Master Fund LP	09/13/2018	78,484		97.24
Icahn Partners Master Fund LP	09/14/2018	5,571		97.65
Icahn Partners Master Fund LP	09/19/2018	46,996		95.36
Icahn Partners Master Fund LP	09/20/2018	106,495		95.96
Icahn Partners Master Fund LP	09/21/2018	222,863		96.03
Icahn Partners Master Fund LP	09/24/2018	249,881		95.65
Icahn Partners Master Fund LP	09/25/2018	96,636		96.73
Icahn Partners Master Fund LP	09/26/2018	33,153		96.76
Icahn Partners Master Fund LP	09/26/2018	82,884	(1)	11.55	(2)
Icahn Partners Master Fund LP	09/27/2018	3,315		96.59
Icahn Partners Master Fund LP	09/27/2018	111,815	(1)	11.97	(2)
Icahn Partners Master Fund LP	09/28/2018	104,704	(1)	11.98	(2)
Icahn Partners Master Fund LP	10/01/2018	13,266		97.50
Icahn Partners Master Fund LP	10/01/2018	71,321	(1)	12.09	(2)
Icahn Partners Master Fund LP	10/02/2018	411,632	(1)	11.88	(2)
Icahn Partners Master Fund LP	10/03/2018	142,990	(1)	11.76	(2)
Icahn Partners Master Fund LP	10/04/2018	225,821	(1)	11.43	(2)
Icahn Partners Master Fund LP	10/05/2018	192,271	(1)	11.69	(2)

Icahn Partners Master Fund LP	10/08/2018	217,936	(1)	10.79	(2)
Icahn Partners Master Fund LP	10/09/2018	215,671	(1)	9.31	(2)
Icahn Partners Master Fund LP	10/10/2018	278,012	(1)	7.87	(2)
Icahn Partners Master Fund LP	10/11/2018	231,534	(1)	6.77	(2)
Icahn Partners Master Fund LP	10/12/2018	109,459		93.47
Icahn Partners Master Fund LP	10/12/2018	154,106	(1)	9.08	(2)

(1)	Represents Shares to be acquired pursuant to a forward contract. These forward contracts expire on September 24, 2020.

(2)	Represents the amount per Share the Reporting Person paid the counterparty to the forward contract upon entering into such forward contract. The forward price is $85.00 per Share. The forward price is subject to adjustment to account for any dividends or other distributions declared by the Issuer. In addition, the Reporting Persons paid a financing charge to the counterparty to such forward contract.

Item 6. Contracts, Arrangements, Understandings or Relationship with Respect to Securities of the Issuer

Forward Contracts

On the relevant dates listed above in Item 5(c), certain of the Reporting Persons entered into forward contracts (the "Forwards") providing for the purchase by such Reporting Persons of an aggregate of 7,359,020 Shares at a forward price of $85.00 per share, for an aggregate forward price of approximately $625.5 million, plus a financing charge. The forward price is subject to adjustment to account for any dividends or other distributions declared by the Issuer. The Reporting Persons also paid the counterparty to the Forwards an aggregate amount of approximately $76.4 million upon entering into such Forwards.

The Forwards provide for physical settlement, with the Reporting Person retaining the right to elect cash settlement. The Forwards do not give any Reporting Persons direct or indirect voting, investment or dispositive control over the Shares to which such contracts relate. The Forwards expire on September 24, 2020.

Except as otherwise described herein, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the persons named in Item 2 and between such persons and any person with respect to any securities of the Issuer, including but not limited to transfer or voting of any of the securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

Item 7. Material to be Filed as Exhibits

1	Joint Filing Agreement of the Reporting Persons.

SIGNATURE

After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: October 12, 2018

ICAHN PARTNERS MASTER FUND LP

ICAHN OFFSHORE LP

ICAHN PARTNERS LP

ICAHN ONSHORE LP

BECKTON CORP.

HOPPER INVESTMENTS LLC

BARBERRY CORP.

HIGH RIVER LIMITED PARTNERSHIP

By:  Hopper Investments LLC, general partner

By: Barberry Corp.

By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN CAPITAL LP

By: IPH GP LLC, its general partner

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

IPH GP LLC

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES HOLDINGS L.P.

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES G.P. INC.

By:	/s/ SungHwan Cho
Name: SungHwan Cho
Title: Chief Financial Officer

/s/ Carl C. Icahn
CARL C. ICAHN

[Signature Page of Schedule 13D – Dell Technologies Inc.]

EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Shares of Dell Technologies Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 12th day of October, 2018.

ICAHN PARTNERS MASTER FUND LP

ICAHN OFFSHORE LP

ICAHN PARTNERS LP

ICAHN ONSHORE LP

BECKTON CORP.

HOPPER INVESTMENTS LLC

BARBERRY CORP.

HIGH RIVER LIMITED PARTNERSHIP

By: Hopper Investments LLC, general partner

By: Barberry Corp.

By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN CAPITAL LP

By: IPH GP LLC, its general partner

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

IPH GP LLC

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES HOLDINGS L.P.

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES G.P. INC.

By:	/s/ SungHwan Cho
Name: SungHwan Cho
Title: Chief Financial Officer

/s/ Carl C. Icahn
CARL C. ICAHN

[Signature Page of Joint Filing Agreement to Schedule 13D – Dell Technologies Inc.]

SCHEDULE A

DIRECTORS AND EXECUTIVE OFFICERS OF THE REPORTING PERSONS

The following sets forth the name, position, and principal occupation of each director and executive officer of each of the Reporting Persons. Each such person is a citizen of the United States of America. Except as otherwise indicated, the business address of each director and officer is c/o Icahn Associates Holding LLC, 767 Fifth Avenue, 47th Floor, New York, New York 10153. To the best of the Reporting Persons' knowledge, except as set forth in this statement on Schedule 13D, none of the directors or executive officers of the Reporting Persons own any Shares.

ICAHN PARTNERS MASTER FUND LP

Name	Position
Icahn Offshore LP	General Partner
Carl C. Icahn	Chief Executive Officer
Keith Cozza	Chief Operating Officer
Anthony Canova	Chief Financial Officer
Irene March	Executive Vice President; Chief Compliance Officer
Edward E. Mattner	Authorized Signatory
Gail Golden	Authorized Signatory

ICAHN PARTNERS LP

Name	Position
Icahn Onshore LP	General Partner
Carl C. Icahn	Chief Executive Officer
Keith Cozza	Chief Operating Officer
Anthony Canova	Chief Financial Officer
Irene March	Executive Vice President; Chief Compliance Officer
Edward E. Mattner	Authorized Signatory
Gail Golden	Authorized Signatory

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

Name	Position
Icahn Capital LP	General Partner
Carl C. Icahn	Chief Executive Officer
Keith Cozza	Chief Operating Officer
Anthony Canova	Chief Financial Officer
Irene March	Executive Vice President; Chief Compliance Officer
Edward E. Mattner	Authorized Signatory
Gail Golden	Authorized Signatory

ICAHN CAPITAL LP

Name	Position
IPH GP LLC	General Partner
Carl C. Icahn	Chief Executive Officer
Keith Cozza	Chief Operating Officer
Anthony Canova	Chief Financial Officer
Irene March	Executive Vice President; Chief Compliance Officer
Edward E. Mattner	Authorized Signatory
Gail Golden	Authorized Signatory

IPH GP LLC

Name	Position
Icahn Enterprises Holdings L.P.	Sole Member
Carl C. Icahn	Chief Executive Officer
Keith Cozza	Chief Operating Officer
Anthony Canova	Chief Financial Officer
Irene March	Executive Vice President; Chief Compliance Officer
Edward E. Mattner	Authorized Signatory
Gail Golden	Authorized Signatory

ICAHN ENTERPRISES HOLDINGS L.P.

Name	Position
Icahn Enterprises G.P. Inc.	General Partner

ICAHN ENTERPRISES G.P. INC.

Name	Position
Carl C. Icahn	Chairman
William A. Leidesdorf	Director
Jack G. Wasserman	Director
James L. Nelson	Director
Keith Cozza	Director; Chief Executive Officer
SungHwan Cho	Director; Chief Financial Officer
Peter Reck	Principal Accounting Officer; Secretary
Craig Pettit	Vice President of Tax Administration

BECKTON CORP.

Name	Position
Carl C. Icahn	Chairman of the Board; President
Jordan Bleznick	Vice President/Taxes
Edward E. Mattner	Authorized Signatory
Keith Cozza	Secretary; Treasurer
Irene March	Vice President
Rowella Asuncion-Gumabong	Vice President

HIGH RIVER LIMITED PARTNERSHIP

Name	Position
Hopper Investments LLC	General Partner

HOPPER INVESTMENTS LLC

Name	Position
Barberry Corp	Member
Edward E. Mattner	Authorized Signatory
Irene March	Vice President; Authorized Signatory
Rowella Asuncion-Gumabong	Vice President
Anthony Canova	Authorized Signatory

BARBERRY CORP.

Name	Position
Carl C. Icahn	Chairman of the Board; President
Gail Golden	Vice President; Authorized Signatory
Jordan Bleznick	Vice President/Taxes
Anthony Canova	Authorized Signatory
Irene March	Vice President; Authorized Signatory
Edward E. Mattner	Authorized Signatory
Keith Cozza	Secretary; Treasurer
Rowella Asuncion-Gumabong	Vice President